Exhibit 99.1
Balance sheet growth fueled by robust loan and deposit demand
BBVA Compass Bancshares, Inc. reports earnings of $222 million for first half of 2014

•	Total loans end the quarter at $54.3 billion, up 14 percent from prior year levels

•	Total deposits increase 11 percent to $58.1 billion, driven by a 13 percent increase in noninterest bearing deposits

•	Key credit quality indicators continue to strengthen; nonperforming asset ratio drops to 0.81 percent from 1.61 percent, net charge-off ratio falls to 0.26 percent

•	Bank is No.1 with customers in American Banker’s annual reputation survey
HOUSTON, July 30, 2014 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income attributable to shareholder of $222 million for the first six months of 2014 compared to $238 million for the first six months of 2013. These results include a $0.5 million loss and a $22 million gain on the prepayment of FHLB and other borrowings for the first six months of 2014 and 2013, respectively. Return on average assets and return on average tangible equity for the first half of 2014 were 0.60 percent and 6.85 percent, respectively.
Net income attributable to shareholder for the second quarter of 2014 was $107 million compared to $128 million for the second quarter of 2013. Included in the results for the second quarter of 2013 was a $23 million gain on the prepayment of FHLB and other borrowings.
“The strong balance sheet growth BBVA Compass delivered during the first half of 2014 is a direct reflection of the benefit of our customer-centric business model, improving markets and our focus on utilizing technology as a competitive advantage to quickly adapt our products and services to meet the changing needs of our customers,” said Manolo Sánchez, chairman and CEO of BBVA Compass. “Our focus on serving our customers resulted in a 14 percent increase in total loans, driven by healthy growth in both our commercial and consumer portfolios. Deposit growth was also solid, increasing 11 percent in total while noninterest bearing deposit growth was more pronounced at 13 percent.”
Sánchez noted that strong balance sheet growth did not come at the expense of maintaining sound and disciplined risk standards as key credit quality metrics showed further improvement. Total nonperforming assets as a percentage of loans, other real estate and other repossessed assets dropped to 0.81 percent at the end of the second quarter and net charge-offs as a percentage of average loans were 26 basis points compared to 54 basis points for the first half of 2013.
Total shareholder’s equity ended the second quarter of 2014 at $11.8 billion, a 5 percent increase from second quarter 2013 levels. Sánchez said, “BBVA Compass is committed to maintaining a strong capital position and at the end of the second quarter each of our regulatory capital ratios remain significantly above ‘well-capitalized’ guidelines.”
Also in the quarter, BBVA Compass earned the top ranking with customers in American Banker’s annual reputation survey of the top 25 largest U.S. retail banks. BBVA Compass’ score jumped more than 12 points and came within two points of achieving a “top-tier” score of 80 or higher, territory no bank has seen since the survey started in 2010. BBVA Compass was the only bank to rank in the top five across all seven dimensions of reputation among customers and earned the top spot in governance, products, performance and innovation.

Contact details:
Jena Moreno	Ed Bilek
Corporate Communications	Investor Relations
Tel. 713.831.5867	Tel. 205.297.3331
jena.moreno@bbvacompass.com	ed.bilek@bbvacompass.com

About BBVA Compass
BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose lead subsidiary, BBVA Compass, operates 673 branches, including 342 in Texas, 89 in Alabama, 77 in Arizona, 62 in California, 45 in Florida, 38 in Colorado and 20 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration and recently earned the top ranking with customers in American Banker’s 2014 annual reputation survey of the top 25 largest U.S. retail banks. Additional information about BBVA Compass can be found under the Investor Relations tab at www.bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.

Europe
Belgium / France / Germany / Italy / Portugal /
Russia / Spain / Switzerland / Turkey / U.K.
North America
Mexico / USA
Asia - Pacific
Australia / China / Hong Kong / India
Japan / Singapore / South Korea /
Taiwan / UAE
South America
Argentina / Bolivia / Brazil / Chile / Colombia /
Paraguay / Peru / Uruguay / Venezuela

€617	50	30	7,359	21,283	109,450
billion in total assets	million customers	countries	branches	ATMs	employees

About BBVA Group
BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group has a solid position in Spain, is the largest financial institution in Mexico and has leading franchises in South America and the Sunbelt region of the United States. Its diversified business is geared toward high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at www.bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 28, 2014.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,		%	Six Months Ended June 30,		%
	2014	2013	Change	2014	2013	Change
EARNINGS SUMMARY
Net interest income	$498,774	$510,315	(2)	$994,073	$1,033,261	(4)
Noninterest income [a]	213,981	208,056	3	417,333	399,585	4
Total revenue [a]	712,755	718,371	(1)	1,411,406	1,432,846	(1)
Investment securities gain, net	21,464	18,075	19	37,898	33,030	15
Gain (loss) on prepayment of FHLB advances	—	22,882	NM	(458)	21,775	NM
Provision for loan losses	45,252	24,237	87	82,518	43,852	88
Noninterest expense	545,262	554,700	(2)	1,064,129	1,100,365	(3)
Pretax income	143,705	180,391	(20)	302,199	343,434	(12)
Income tax expense	36,130	51,596	(30)	79,697	104,103	(23)
Net income	107,575	128,795	(16)	222,502	239,331	(7)
Net income attributable to noncontrolling interests	504	568	(11)	957	961	—
Net income attributable to shareholder	$107,071	$128,227	(16)	$221,545	$238,370	(7)

SELECTED RATIOS
Return on average assets	0.57%	0.74%		0.60%	0.69%
Return on average tangible equity [b]	6.52	8.32		6.85	7.91
Average common equity to average assets	15.56	16.22		15.69	16.09
Average loans to average total deposits	93.70	89.17		93.89	88.44
Tier I capital ratio [c]	11.27	12.00		11.27	12.00
Total capital ratio [c]	13.34	14.32		13.34	14.32
Leverage ratio [c]	9.68	9.90		9.68	9.90
[a] Excludes net gain on sales of investment securities and gain (loss) on prepayment of FHLB advances.
[b] Excludes amortization of intangibles, net of tax, and intangible assets.
[c] Current period regulatory capital ratios are estimated.
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Six Months			Ending Balance
	Ended June 30,		%	Ended June 30,		%	June 30,		%
	2014	2013	Change	2014	2013	Change	2014	2013	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$53,924,258	$46,791,135	15	$52,939,163	$46,226,975	15	$54,297,672	$47,591,933	14
Total investment securities	10,342,192	10,442,926	(1)	10,269,762	10,325,282	(1)	10,420,429	9,918,520	5
Earning assets	64,375,186	57,392,898	12	63,316,324	56,697,347	12	64,864,449	57,648,938	13
Total assets	76,004,941	69,944,558	9	74,689,351	69,900,139	7	75,747,100	69,674,976	9
Noninterest bearing demand deposits	16,342,035	14,348,060	14	15,999,415	14,052,643	14	16,321,003	14,498,028	13
Interest bearing transaction accounts	28,211,266	25,948,163	9	27,645,278	25,919,550	7	28,629,221	25,926,567	10
Total transaction accounts	44,553,301	40,296,223	11	43,644,693	39,972,193	9	44,950,224	40,424,595	11
Total deposits	57,549,565	52,473,024	10	56,386,091	52,266,440	8	58,118,406	52,260,682	11
Shareholder's equity	11,823,834	11,342,874	4	11,720,415	11,246,421	4	11,849,538	11,315,076	5

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2014		2013
	June 30	March 31	December 31	September 30	June 30
NONPERFORMING ASSETS
Nonaccrual loans	$341,807	$388,597	$441,718	$543,902	$589,468
Loans 90 days or more past due [a]	76,219	83,490	82,814	98,035	121,215
TDRs 90 days or more past due	629	204	1,317	739	363
Total nonperforming loans [b]	418,655	472,291	525,849	642,676	711,046
Other real estate owned, net (OREO)	21,113	25,817	23,228	41,493	52,798
Other repossessed assets	2,796	3,313	3,360	$3,896	$3,224
Total nonperforming assets	$442,564	$501,421	$552,437	$688,065	$767,068

TDRs accruing and past due less than 90 days	$177,630	$202,075	$208,391	$225,961	$243,009

Covered loans [c]	613,152	701,158	734,190	832,884	915,755
Covered nonperforming loans [c]	59,331	63,664	62,038	76,301	99,480
Covered nonperforming assets [c]	62,824	67,500	66,151	89,620	118,902

Total nonperforming loans as a % of loans	0.77%	0.89%	1.03%	1.30%	1.49%
Total nonperforming loans as a % of loans, excluding covered loans	0.67	0.78	0.93	1.16	1.31
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	0.81	0.95	1.09	1.39	1.61
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets, excluding covered assets	0.71	0.83	0.97	1.23	1.39
[a] Excludes loans classified as troubled debt restructuring (TDRs).
[b] Includes loans held for sale.
[c] Covered assets includes loans and OREO acquired from the FDIC subject to loss sharing agreements.

	Three Months Ended
	2014		2013
	June 30	March 31	December 31	September 30	June 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$707,665	$700,719	$717,937	$723,511	$786,018
Net charge-offs (NCO)	38,157	30,320	43,378	43,108	86,744
Provision for loan losses	45,252	37,266	26,160	37,534	24,237
Balance at end of period	$714,760	$707,665	$700,719	$717,937	$723,511

Allowance for loan losses as a % of total loans	1.32%	1.34%	1.38%	1.45%	1.52%
Allowance for loan losses as a % of nonperforming loans [a]	170.73	149.84	133.25	111.71	101.75
Allowance for loan losses as a % of nonperforming assets [a]	161.50	141.13	126.84	104.34	94.32

Annualized as a % of average loans:
NCO - QTD	0.28	0.24	0.34	0.35	0.74
NCO - YTD	0.26	0.24	0.44	0.47	0.54
[a] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,
	2014			2013
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$53,924,258	$533,572	3.97%	$46,791,135	$537,394	4.61%
Investment securities available for sale [a]	8,833,591	50,085	2.27	8,729,716	45,939	2.11
Investment securities held to maturity	1,463,642	10,066	2.76	1,550,056	10,843	2.81
Other earning assets	108,736	622	2.29	158,837	839	2.12
Total earning assets [a]	64,330,227	594,345	3.71	57,229,744	595,015	4.17
Allowance for loan losses	(707,222)			(770,742)
Unrealized gain (loss) on securities available for sale	44,959			163,154
Other assets	12,336,977			13,322,402
Total assets	$76,004,941			$69,944,558

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,244,052	$3,098	0.17	$6,647,469	$2,868	0.17
Savings and money market accounts	20,967,214	20,000	0.38	19,300,694	19,143	0.40
Certificates and other time deposits	12,876,734	37,748	1.18	12,052,084	31,699	1.05
Foreign office deposits	119,530	55	0.18	124,717	69	0.22
Total interest bearing deposits	41,207,530	60,901	0.59	38,124,964	53,779	0.57
FHLB and other borrowings	4,100,456	16,184	1.58	4,039,732	16,149	1.60
Federal funds purchased and securities sold under agreement to repurchase	876,593	437	0.20	1,016,816	551	0.22
Other short-term borrowings	17,282	96	2.23	15,629	(24)	(0.62)
Total interest bearing liabilities	46,201,861	77,618	0.67	43,197,141	70,455	0.65
Noninterest bearing deposits	16,342,035			14,348,060
Other noninterest bearing liabilities	1,637,211			1,056,483
Total liabilities	64,181,107			58,601,684
Shareholder's equity	11,823,834			11,342,874
Total liabilities and shareholder's equity	$76,004,941			$69,944,558

Net interest income/ net interest spread		516,727	3.04%		524,560	3.52%
Net yield on earning assets			3.22%			3.68%

Total taxable equivalent adjustment		17,953			14,245

Net interest income		$498,774			$510,315
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Six Months Ended June 30,
	2014			2013
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$52,939,163	$1,054,164	4.02%	$46,226,975	$1,085,417	4.73%
Investment securities available for sale [a]	8,743,587	101,079	2.33	8,626,071	95,088	2.22
Investment securities held to maturity	1,484,405	20,439	2.78	1,520,928	21,696	2.88
Other earning assets	107,399	1,188	2.23	145,090	1,619	2.25
Total earning assets [a]	63,274,554	1,176,870	3.75	56,519,064	1,203,820	4.30
Allowance for loan losses	(704,997)			(785,430)
Unrealized gain (loss) on securities available for sale	41,770			178,283
Other assets	12,078,024			13,988,222
Total assets	$74,689,351			$69,900,139

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,366,899	6,095	0.17	$6,739,604	5,702	0.17
Savings and money market accounts	20,278,379	35,666	0.35	19,179,946	40,485	0.43
Certificates and other time deposits	12,620,073	72,239	1.15	12,167,267	63,854	1.06
Foreign office deposits	121,325	117	0.19	126,980	149	0.24
Total interest bearing deposits	40,386,676	114,117	0.57	38,213,797	110,190	0.58
FHLB and other borrowings	4,194,210	32,548	1.57	4,129,882	31,941	1.56
Federal funds purchased and securities sold under agreement to repurchase	908,703	937	0.21	1,062,802	1,131	0.21
Other short-term borrowings	14,931	122	1.65	13,268	48	0.73
Total interest bearing liabilities	45,504,520	147,724	0.66	43,419,749	143,310	0.67
Noninterest bearing deposits	15,999,415			14,052,643
Other noninterest bearing liabilities	1,465,001			1,181,326
Total liabilities	62,968,936			58,653,718
Shareholder's equity	11,720,415			11,246,421
Total liabilities and shareholder's equity	$74,689,351			$69,900,139

Net interest income/ net interest spread		1,029,146	3.09%		1,060,510	3.63%
Net yield on earning assets			3.28%			3.78%

Total taxable equivalent adjustment		35,073			27,249

Net interest income		$994,073			$1,033,261
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Six Months			Three Months Ended
	Ended June 30%			2014		2013
	2014	2013	Change	June 30	March 31	December 31	September 30	June 30
NONINTEREST INCOME
Service charges on deposit accounts	$108,349	$110,372	(2)	$54,958	$53,391	$56,812	$54,229	$54,884
Card and merchant processing fees	52,777	50,737	4	28,473	24,304	25,320	26,132	26,113
Retail investment sales	55,408	49,690	12	28,844	26,564	25,552	22,034	25,311
Asset management fees	21,293	20,705	3	10,535	10,758	9,796	10,438	10,636
Corporate and correspondent investment sales	16,628	18,943	(12)	7,972	8,656	8,720	8,011	9,547
Mortgage banking income	10,426	24,611	(58)	6,150	4,276	3,178	7,610	13,141
Bank owned life insurance	8,204	8,679	(5)	4,237	3,967	4,846	4,222	4,274
Other	144,248	115,848	25	72,812	71,436	56,850	78,309	64,150
	417,333	399,585	4	213,981	203,352	191,074	210,985	208,056
Investment securities gains, net	37,898	33,030	15	21,464	16,434	(1,659)	—	18,075
Gain (loss) on prepayment of FHLB and other borrowings	(458)	21,775	NM	—	(458)	—	—	22,882
Total noninterest income	$454,773	$454,390	—	$235,445	$219,328	$189,415	$210,985	$249,013

NONINTEREST EXPENSE
Salaries, benefits and commissions	$525,870	$499,228	5	$263,301	$262,569	$261,643	$244,373	$247,905
FDIC indemnification expense	61,988	156,642	(60)	30,370	31,618	55,453	55,064	70,335
Professional services	96,189	89,003	8	49,790	46,399	58,204	44,195	49,729
Equipment	109,207	98,506	11	55,469	53,738	59,070	50,483	50,891
Net occupancy	79,157	78,365	1	40,200	38,957	40,115	39,257	40,471
Marketing	18,510	18,994	(3)	9,986	8,524	9,212	9,146	9,926
Communications	12,641	11,493	10	6,294	6,347	7,392	7,080	4,682
Amortization of intangibles	26,165	31,502	(17)	13,631	12,534	14,305	14,884	15,462
Other	134,402	116,632	15	76,221	58,181	71,277	57,657	65,299
Total noninterest expense	$1,064,129	$1,100,365	(3)	$545,262	$518,867	$576,671	$522,139	$554,700
NM = Not meaningful